                          SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]      FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

-------------------------------------------------------------------------------

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))


                           Greentree Software, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

-------------------------------------------------------------------------------

                              GREENTREE SOFTWARE, INC.

                              7901 FLYING CLOUD DRIVE
                                     SUITE 200
                           EDEN PRAIRIE, MINNESOTA 55344

                                   NOTICE OF THE
                        1999 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF GREENTREE SOFTWARE, INC.:

       NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Greentree Software, Inc. (the "Corporation") will be held at the offices of Bingham Dana LLP, 399 Park Avenue, New York, New York 10022, on Thursday, September 17, 1998 at 11:00 A.M. (local time) for the following purposes:


       (1) To elect five (5) directors of the Corporation to hold office for a one year term;

       (2) To consider and vote upon a proposal to approve a plan of merger to reincorporate the Corporation in Delaware;

       (3) To consider and vote upon a proposal to increase the maximum number of shares which may be made available upon exercise of stock options under the Greentree Software, Inc. 1997 Stock Option Plan from 1,500,000 to 3,500,000;

       (4) To consider and vote upon a proposal to amend the Corporation's Certificate of Incorporation to increase the number of authorized capital shares of the Corporation from 15,000,000 to 25,000,000; and

       (5) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.


       The Board of Directors has fixed August 7, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 1999 Annual Meeting of Shareholders. Accordingly, only shareholders of record at the close of business on August 7, 1998 will be entitled to notice of, and to vote at, such meeting or any adjournments thereof.

                                       By order of the Board of Directors

                                       /s/ JOSEPH D. MOONEY

                                       JOSEPH D. MOONEY
                                       Chairman of the Board of Directors and
                                       Chief Executive Officer


August 24, 1998



NOTE: THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                              GREENTREE SOFTWARE, INC.
                                  PROXY STATEMENT


PROXY SOLICITATION

       The enclosed proxy is solicited by the Board of Directors of Greentree Software, Inc. (the "Corporation") for use at the 1999 Annual Meeting of Shareholders on September 17, 1998 and at any adjournments or postponements thereof (the "Meeting"), pursuant to the accompanying Notice of the 1999 Annual Meeting of Shareholders. The purposes of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of the 1999 Annual Meeting of Shareholders. The Board of Directors knows of no other business that will come before the Meeting.

       This Proxy Statement and proxies for use at the Meeting will be mailed to shareholders on or about August 18, 1998, and such proxies will be solicited chiefly by mail, but additional solicitations may be made by telephone or telegram by the officers or regular employees of the Corporation. The Corporation may enlist the assistance of brokerage houses in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Corporation.

REVOCABILITY AND VOTING OF PROXY

       A form of proxy and a return envelope for the proxy are enclosed. You may revoke your proxy at any time prior to its use by giving written notice to the Secretary of the Corporation, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made by you on the proxy or, in the absence of such specifications, in favor of the election of the nominees for directors listed herein, in favor of the plan of merger to reincorporate the Corporation in Delaware, in favor of the proposal to increase the maximum number of shares which may be made available upon exercise of stock options under the Corporation's 1997 Stock Option Plan, and, with respect to any other business which may properly come before the meeting, in the discretion of the named proxies.

       If, in a proxy submitted on your behalf by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to one or more proposals, then your proxy will not be counted as present at the meeting with respect to such proposals. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

       All holders of record of the common shares, par value $0.01 per share (the "Common Shares"), of the Corporation at the close of business on August 7, 1998, will be eligible to vote at the Meeting. Each share is entitled to one vote. As of June 30, 1998, the Corporation had outstanding 8,029,761 shares of Common Shares. The presence, in person or by proxy, of a majority of the issued and outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting. This proxy statement and the enclosed proxy are first being mailed or given to shareholders on or about August 18, 1998.

      OWNERSHIP OF EQUITY SECURITIES BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

       The following table sets forth certain information as of June 30, 1998, as reported to the Corporation, as to the beneficial ownership of the Common Shares of the Corporation by each director, each nominee for election as director, each named officer, by all directors and executive officers as a group and each person known to the Corporation to be the beneficial owner of more than 5% of the issued and outstanding Common Shares as of June 30, 1998 or other date noted below. As of June 30, 1998, 8,029,761 shares of Common Shares were outstanding.


                                    AMOUNT AND NATURE OF                PERCENTAGE OF
     NAME AND ADDRESS               BENEFICIAL OWNERSHIP            OUTSTANDING SHARES OF
   OF BENEFICIAL OWNER              OF COMMON STOCK (1)             COMMON STOCK OWNED (2)
   -------------------              --------------------            ----------------------
J. Murray Logan (3)                      4,159,874                     51.81%
c/o L-R Global Partners, L.P.
30 Rockefeller Plaza, Room 5425
New York, New York 10112

L-R Global Partners, L.P.
c/o Rockefeller & Co., Inc.
30 Rockefeller Plaza, Room 5425
New York, New York 10112                 4,000,000                     49.81%

Travelers Group Inc. ("Travelers") (4)
388 Greenwich Street
Legal Dept. - 20th Floor
New York, New York 10013                   952,553                     11.50%

Larry E. Jeddeloh (5)
c/o T.I.S. Acquisition &
Management Group, Inc. ("TIS")
200 South Sixth Street
Suite 450
Minneapolis, MN 55402                      763,837                      9.36%

T.I.S. Group, Inc. ("TIS Group") (6)
c/o T.I.S. Acquisition &
Management Group, Inc.
200 South Sixth Street
Suite 450
Minneapolis, MN 55402                      763,004                      9.35%

Joseph D. Mooney (7)                       386,666                      4.61%

Jeffrey B. Pinkerton (8)                   338,876                      4.06%

Brad I. Markowitz (9)                      110,820                      1.36%

Donald S. LaGuardia                         10,000                      0.12%

All current directors and executive
officers as a group (7 persons) (10)     5,018,736                     56.92%
--------------------------------

(1) The shares owned, and the shares included in the total number of shares outstanding, have been adjusted, and the percentage owned has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, and includes, options and warrants to the extent called for by such rule, with respect to shares of Common Shares, that can be exercised within 60 days.
       Except as set forth in the footnotes below, such shares are beneficially owned with sole investment and sole voting power.
(2) The percent of class calculation is based on 8,029,761 shares of the Corporation's Common Shares being issued and outstanding as of June 30, 1998 and effect being given, where appropriate, pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act, to any option or warrant then exercisable or exercisable within 60 days thereafter.

(3) Includes 4,000,000 shares held by L-R Global Partners, L.P. Mr. Logan, together with L-R Managers, LLC, Rockefeller & Co., Inc., and
       Rockefeller Financial Services, Inc. share voting and investment control with respect to L-R Global Partners, L.P. Mr. Logan may be deemed the beneficial owner of shares held by L-R Global Partners, L.P. although he disclaims beneficial ownership to the extent of his purported ownership interest.
(4)    Based upon information provided on Travelers Group Inc.'s
       Schedule 13G/A filed with the SEC on May 11, 1998. Includes 250,000 shares that Travelers has the right to acquire upon the exercise of a warrant.
(5)    Based upon information provided by Mr. Jeddeloh's Schedule
       13D/A filed with the SEC as of June 18, 1998. By virtue of his positions with TIS and TIS Group, which owns a majority of the stock of and controls TIS, Mr. Jeddeloh has the right to vote and dispose of the shares held by TIS and TIS Group, respectively, and may be deemed the beneficial owner of such shares. Includes 193,888 shares held by TIS which may be deemed beneficially owned by TIS Group.
       Includes 633,004 shares held by TIS Group for clients accounts managed by TIS Group. Includes 833 shares held by Mr. Jeddeloh over which he has sole power to vote and power to dispose. Includes
       125,000 shares that TIS Group Managers, Inc. has the right to acquire within 60 days upon the exercise of a warrant. Includes 5,000 shares that TIS Group has the right to acquire within 60 days upon the exercise of a warrant. TIS Group has the right to dispose of the shares held by T.I.S. Group Managers, Inc. and may be deemed the beneficial owner of such shares.
(6) Based upon information provided by Mr. Jeddeloh's Schedule 13D/A filed with the SEC as of June 18, 1998. See note (5) above.
(7) Includes 366,666 shares issuable within 60 days of June 30, 1998 upon the exercise of stock options.
(8) Includes 324,999 shares issuable within 60 days of June 30, 1998 upon the exercise of stock options.
(9) Includes 10,544 shares owned by Focus Capital Corp., 4,443 shares owned by Mr. Markowitz and 95,833 shares issuable to Mr. Markowitz within 60 days of June 30, 1998 upon exercise of stock options. Mr. Markowitz is the President and a member of the board of directors of Focus Capital Corp., although he disclaims beneficial ownership of such shares and warrants held by Focus Capital Corp.
(10) Includes 787,498 shares issuable within 60 days of June 30, 1998 upon the exercise of stock options.


CHANGE IN CONTROL OF REGISTRANT

       On April 17, 1998, Greentree Software, Inc. (the "Corporation") consummated a private offering of a convertible promissory note in the principal amount of $3.2 million to L-R Global Partners, L.P., a Delaware limited partnership (the "Purchaser") (the "Note"). The Note was issued pursuant to a certain Convertible Note Purchase Agreement dated April 17, 1998 (the "Purchase Agreement"), by and among the Corporation and the Purchaser. The funds for the acquisition of the Note were obtained from the working capital of the Purchaser. None of such funds were obtained by means of a loan or other borrowing arrangement.

       The principal of the Note was to become due and payable on or before July 31, 1998 (the "Maturity Date"). Interest on the principal amount would have accrued at the rate of 8% per annum on any portion of the principal not paid at the Maturity Date until the date such payment is made.

       The Note was convertible at any time into shares of Common Shares at a conversion price of the lesser of (i) $.80 or (ii) 80% of the average closing bid price of the Common Shares for the five trading days preceding the conversion date. The Note would have automatically converted into shares of Common Shares at the applicable conversion price upon the later of (i) the filing of certain amendments to the Corporation's Certificate of Incorporation (the "Amendments"), or (ii) July 16, 1998, in both cases, provided that certain covenants are not in default.

       On May 29, 1998, L-R Global elected to convert its note into 4,000,000 shares of Common Shares at a price of $0.80 per share.

       The table above under the section heading "Ownership of Equity Securities by Principal Shareholders and Management" sets forth the percentage of Common Shares beneficially owned by the Purchaser and the voting and investment power with respect to the shares beneficially owned by the Purchaser.

       The foregoing information has been provided because the transaction may be deemed to be a "change of control" of the Corporation within the meaning of
Item 6(e) of Schedule 14A.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

       The Board of Directors has set the number of Board members at five for the upcoming year. Each director is elected to hold office until the next annual meeting of shareholders, or special meeting in lieu thereof, and until their respective successors are duly elected and qualified. The Board has nominated all of the current members of the Board for re-election. The affirmative vote of a plurality of the shares of Common Shares present at the Meeting, in person or by proxy, is required for the re-election of the members of the Board. If for any reason any nominee is not a candidate (which is not now expected), a new nominee will be designated by the Board to fill such vacancy.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW. Unless authority to do so is withheld, the person(s) named in each proxy will vote the shares represented thereby "FOR" the election of the Nominees.


INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR

       There is shown below for each director and nominee for director and executive officer, as reported to the Corporation, the name, age and family relationship, if any, with any other director or officer, the principal occupation and employment over at least the last five years, the position, if any, with the Corporation, the period of service as a director of the Corporation, and certain other directorships held.




     NAME                   AGE   OFFICE HELD                               DIRECTOR SINCE
     ----                   ---   -----------                               --------------

Donald S. LaGuardia         31    Director                                  June 1998

J. Murray Logan             63    Director                                  June 1998

Brad I. Markowitz           40    Director                                  February 1994

Joseph D. Mooney            60    Chief Executive Officer and Chairman of   December 1996
                                  the Board of Directors and a Director

Jeffrey B. Pinkerton        50    President and a Director                  October 1995



       DONALD S. LAGUARDIA has served as a member of the Board of Directors of the Corporation since June 1998. From 1987 to 1991, Mr. LaGuardia served as a senior auditor for Price Waterhouse. From 1991 to 1997, Mr. LaGuardia served as a network business planning manager and financial analyst for BMW of North America, Inc. Since 1997, Mr. LaGuardia has served as an equity analyst for Rockefeller & Co. Mr. LaGuardia is a Certified Public Accountant and a candidate for the Chartered Financial Analyst designation. Mr. LaGuardia received his B.A. in 1989 from Pace University and his M.B.A. from New York University in 1997.


       J. MURRAY LOGAN has served as a member of the Board of Directors of the Corporation since June 1998. Since 1975, Mr. Logan has served as a vice president, portfolio manager, Chairman of Investment Policy of Rockefeller & Co., Inc. and as a vice president of Rockefeller Gas & Oil
Inc, General Partner of various Rockefeller partnerships. Mr. Logan is the Managing Partner of L-R Global Partners, L.P. since its inception in 1997 and along with Rockefeller & Co., Inc., is a member of L-R Managers, LLC which is the management company for L-R Global Partners, L.P. Mr. Logan is a director of three unaffiliated trusts: The World Trust Fund, The Europe Fund, Inc., and the United Kingdom Fund. Mr. Logan served as a trustee of the John Hopkins University and chaired its Committee on Investments. Mr. Logan is also a director of the Camphill Foundation, Camphill Village USA and the Berkshire Opera Company. Mr. Logan received his B.A. from Johns Hopkins University in 1959.

       BRAD I. MARKOWITZ has served as a member of the Board of Directors of the Corporation since February 1994. From February 1994 to June 1997, Mr. Markowitz served as Chairman of the Board of Directors. Since 1990, Mr. Markowitz has served as President and a member of the board of directors of Focus Capital Corp., an investment banking firm. Since 1995, Mr. Markowitz has served as President and a member of the Board of Directors of Park Avenue Health Care Management, Inc., a physician practice management company. Since 1995, Mr. Markowitz has served as President and a member of the board of directors of Buckeye Communications, Inc. From 1987 to 1995, Mr. Markowitz served as Vice President of the ADCO Group, a real estate, banking and venture capital company.

       JOSEPH D. MOONEY has served as Chairman of the Board of Directors of the Corporation since June 1997 and Chief Executive Officer and a member of the Board of Directors of the Corporation since December 1996. From August 1996 to December 1996, Mr. Mooney served as a consultant to the Corporation to assist the Corporation in product development and marketing strategy. Since 1973, Mr. Mooney has served in various management and marketing positions with Benchmark Computer Systems, Inc., a software management company. He is also currently a member of the Board of Directors of Benchmark Computer Systems, Inc. and Spanlink Communications, Inc.

       JEFFREY B. PINKERTON has served as President of the Corporation since August 1996 and as a member of the Board of Directors since October 1995. Since 1994 and from 1987 to 1991, Mr. Pinkerton has served in various positions for the Corporation, including President, Executive Vice President, Vice President-Product Development, and as a member of the Board of Directors. From 1991 to 1994, Mr. Pinkerton served as the owner of Viewpoint Consulting, a reseller of the Corporation's software products.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

       The Board of Directors met two times during the last full fiscal year and took other actions by unanimous consent. Each director attended at least 75% of the total number of such meetings of the Board of Directors during the time that such person was a member of the Board.

                               EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The table below sets forth certain compensation information for the fiscal years ended May 31, 1998, 1997 and 1996 with respect to the Corporation's Chief Executive Officers and each of the four most highly compensated executive officers whose compensation for fiscal 1998 exceeded $100,000.



                                                                 LONG TERM
                                                                COMPENSATION
                                        ANNUAL COMPENSATION        AWARDS
                                       ---------------------    ------------      ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY($)     BONUS($)    OPTIONS(#)     COMPENSATION($)
---------------------------    ----    ---------     --------   ------------    ---------------

Joseph D. Mooney               1998(1)  $200,000       --          366,666        $68,083 (3)
  Chairman and Chief           1997      $75,000       --             --         $211,357 (4)
  Executive Officer

Jeffrey B. Pinkerton           1998(2)  $125,000       --          304,166         $9,750 (5)
  President                    1997     $116,667       --             --             --
                               1996     $108,750       --             --             --


-----------------------------
(1) See the section "Information as to Directors and Nominees for Director" for information as to the offices held by Mr. Mooney in fiscal 1997.
(2) See the section "Information as to Directors and Nominees for Director" for information as to the offices held by Mr. Pinkerton in fiscal 1996 and thereafter.
(3) Includes $58,333 in deferred compensation and a $9,750 automobile allowance.
(4) Includes $116,667 in deferred compensation, a $91,667 independent contractor payment and a $3023 automobile allowance.
(5)    Includes a $9,750 automobile allowance.

OPTION/SAR GRANTS IN LAST FISCAL YEAR


                            NUMBER OF                  INDIVIDUAL GRANT
                            SECURITIES                 ---------------            EXERCISE
                        UNDERLYING OPTIONS      % OF TOTAL OPTIONS GRANTED TO      PRICE            EXPIRATION
NAME                         GRANTED               EMPLOYEES IN FISCAL YEAR      ($/ SHARE)            DATE
----                    ------------------      -----------------------------    ----------      ----------------

Joseph D. Mooney           166,666 (1)                     19.2%                    $1.13        August 6, 2002
                           200,000 (1)                     23.0%                    $1.00        January 13, 2003
Jeffrey B. Pinkerton       104,166 (2)                     12.0%                    $1.13        August 6, 2002
                           200,000 (2)                     23.0%                    $1.00        January 13, 2003


-------------------------------
(1)  Mr. Mooney's options were fully vested on the date of the grant.
(2)  Mr. Pinkerton's options were fully vested on the date of the grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

       No options were exercised during the year by any person who held options that were eligible to be exercised. The following table sets forth information as to options exercised during the fiscal year ended May 31, 1998, and unexercised options held at the end of such fiscal year, by the individuals listed in the Summary Compensation Table.


                                                                                                 VALUE OF UNEXERCISED
                                                                 NUMBERS OF UNEXERCISED          IN-THE-MONEY OPTIONS
                           SHARES ACQUIRED         VALUE          OPTIONS AT 5/31/98(#)              AT 5/31/98($)
NAME                        ON EXERCISE(#)      REALIZED($)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
----                       ---------------      -----------     -------------------------     ----------------------------

Joseph D. Mooney                   0                $0                  366,666/0                    $448,066/$0
Jeffrey B. Pinkerton               0                $0                  324,999/0                    $376,253/$0


--------------------------------
(1) Value is based on the average of the ask and bid prices supplied by the National Quotations Bureau in the Nasdaq System and reported by the NASD as of May 29, 1998 (the last trading date during fiscal 1998) ($2.281) minus the exercise price.

EXECUTIVE EMPLOYMENT AGREEMENTS

       The Corporation entered into an employment agreement with Jeffrey B. Pinkerton, the President of the Corporation, effective as of December 15, 1996 for a five (5) year term from the effective date (the "Pinkerton Employment Agreement"). Pursuant to the Pinkerton Employment Agreement, the Corporation agreed to grant Mr. Pinkerton options exercisable for up to 200,000 shares of Common Shares. Mr. Pinkerton's current annual base salary is $150,000, subject to annual review and increase by the Board of Directors of the Corporation.

       If the Pinkerton Employment Agreement is terminated by the Corporation for any reason other than cause, death, disability, mutual agreement or is terminated by Mr. Pinkerton for good reason, the Corporation shall continue to pay Mr. Pinkerton his base salary for twenty-four (24) months (or twelve (12) months for termination as a result of good reason) and provide benefits, including but not limited to, plan participation, vacation time, and office facilities for a twelve (12) month period. In the event of a termination in connection with a change in control of the Corporation (as defined in the Pinkerton Employment Agreement), the Corporation shall pay a lump sum payment to Mr. Pinkerton equal to 2.99 times the sum of (i) his annual base salary and (ii) his earned executive compensation plan benefits, which shall be "grossed-up" in the event of certain excise tax charges. In addition the Corporation shall reimburse, for a twelve (12) month period, Mr. Pinkerton's reasonable expenses while seeking employment. In addition to compensatory provisions, the Pinkerton Employment Agreement also contains certain confidentially and non-competition provisions intended to protect the Corporation.

       The Corporation entered into an employment agreement with Joseph D. Mooney, the Chief Executive Officer of the Corporation, effective as of December 15, 1996 (the "Mooney Employment Agreement") for a five (5) year term from the effective date. Pursuant to the Mooney Employment Agreement, the Corporation agreed to grant Mr. Mooney options exercisable for up to 366,666 shares of Common Shares. Mr. Mooney's current annual base salary is $200,000, subject to annual review and increase by the Board of Directors of the Corporation. The Mooney Employment Agreement provides for a deferred employment bonus in the amount of $175,000 pursuant to specified terms, of which $115,000 has been paid, leaving an unpaid balance of $60,000. In addition, the Corporation shall pay a facilitator's fee to Mr. Mooney upon a sale of the Corporation (by stock or assets) if certain price conditions are met. The facilitator's fee is computed as a percentage (2%) of the gross consideration of the transaction, up to a maximum of $400,000; however Mr. Mooney agreed that the transaction between the Corporation and L-R Global Partners, L.P. was not to be a transaction entitling Mr. Mooney to a facilitator's fee.

       If the Mooney Employment Agreement is terminated by the Corporation for any reason other than cause, death, disability, mutual agreement or is terminated by Mr. Mooney for good reason, the Corporation shall continue to pay Mr. Mooney his base salary for twenty-four (24) months (or twelve (12) months for termination as a result of good reason) and provide certain benefits, including but not limited to, plan participation, vacation time, and office facilities for a twelve (12) month period. In the event of a termination in connection with a change in control of the Corporation (as defined in the Mooney Employment Agreement), the Corporation shall pay a lump sum payment to Mr. Mooney equal to 2.99 times the sum of (i) his annual base salary and (ii) his earned executive compensation plan benefits, which shall be "grossed-up" in the event of certain excise tax charges. In addition the Corporation shall reimburse, for a twelve (12) month period, Mr. Mooney's reasonable expenses while seeking employment. In addition to compensatory provisions, the Mooney Employment Agreement also contains certain confidentially and non-competition provisions intended to protect the Corporation.


DIRECTOR COMPENSATION

       At the current time, directors of the Corporation receive no compensation for their service to the Corporation as directors.

                                CERTAIN TRANSACTIONS


       In October 1996, the Corporation entered into a Subscription Agreement and Letter of Intent with The Travelers Indemnity Company ("Travelers"), as part of a private placement of Convertible Promissory Notes and Common Shares. Travelers purchased a $750,000 Convertible Promissory Note which was convertible into 500,000 shares of Common Shares upon the filing of a Certificate of Amendment to the Corporation's Certificate of Incorporation providing for a sufficient number of authorized shares of Common Shares to permit the conversion. On July 22, 1997, the Travelers Convertible Promissory Note converted into 500,000 shares of Common Stock.


       On March 26, 1998, the Corporation sold 333,333 shares of Common Shares to TIS Growth Fund at a price of $.75 per share and raised $250,000 in gross proceeds. A warrant to purchase 125,000 shares of the Corporation's Common Shares at an exercise price of $1.50 per share was issued in conjunction with this transaction. The exercise price of the Warrant was subsequently reduced to $1.14 per share due to an anti-dilution clause in the warrant agreement. This Warrant can be called by the Corporation if the bid price of the Common Shares trades at or above $2.00 per share for ten trading days. The Warrant expires on March 26, 2000. On June 15, 1998, the Corporation called the Warrant and the holder has exercised the Warrant by remitting to the Corporation the sum of $142,500 to purchase 125,000 shares of the Corporation's Common Shares.

       On April 17, 1998, the Corporation sold a convertible promissory note in the principal amount of $3.2 million to L-R Global Partners, L.P. ("L-R Global"), an accredited investor. The note was convertible at any time into shares of Common Shares at a conversion price of the lesser of $.80 or 80% of the average closing bid price of the Common Shares for the five trading days preceding the conversion date. The note would have automatically converted into shares of Common Shares at the applicable conversion price upon the later of the filing of certain amendments to the Corporation's Certificate of Incorporation, or July 16, 1998, provided that certain covenants are not in default. On May 29, 1998, L-R Global elected to convert its note into 4,000,000 shares of Common Shares at a price of $0.80 per share. See "Change in Control of Registrant."

                                FAMILY RELATIONSHIPS

       There are no family relationships among any of the directors or executive officers.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Corporation's directors and certain of its officers and persons holding more than ten percent of the Corporation's Common Shares are required to report their ownership of the Common Shares and any changes in ownership to the Securities and Exchange Commission and the Corporation. Specific due dates have been established and the Corporation is required to report in this proxy statement any failure to file by these dates during the fiscal year ended May 31, 1998. Based on the Corporation's review of copies of such reports, Mr. Wolf filed one untimely Form 3, Mr. Markowitz filed one untimely Form 4, Mr. Mooney filed two untimely Form 4s and Mr. Pinkerton filed two untimely Form 4s.

                                     PROPOSAL 2

                         REINCORPORATION OF THE CORPORATION
                                    IN DELAWARE


       On June 26, 1998, the Board of Directors adopted a plan, subject to approval by the shareholders, to reincorporate the Corporation under the laws of the State of Delaware (the "Reincorporation"). The Corporation was incorporated under the laws of the State of New York in 1977 under the name Schacher, Greentree & Co., Inc. The Board believes Delaware corporate law will better serve the shareholders' interests and provide the Corporation with advantages not available under New York corporate law. Therefore, the Board of Directors recommends the shareholders approve the form of Merger Agreement which appears as Appendix A at the end of this Proxy Statement to effect a transaction commonly called a "reincorporation."

       The Corporation will not continue to be called "Greentree Software, Inc." after the reincorporation, but will continue operations under the name "PurchaseSoft, Inc." To explain the proposal, however, this Proxy Statement will call the Corporation that exists today as a New York corporation either "the Corporation" or "Greentree-New York," and "PurchaseSoft" will refer to the new Delaware corporation that will be organized as a wholly-owned subsidiary of Greentree-New York. If the holders of at least two-thirds of all outstanding shares of the Common Shares approve the Merger Agreement, Greentree-New York will be merged into PurchaseSoft. The effective date will be when the necessary documents have been filed in both New York and Delaware. PurchaseSoft will be the surviving corporation, and the charter and by-laws of the new corporation will be substantially the same as those of Greentree-New York today, except as otherwise discussed below.

REASONS FOR THE CHANGE.

       For many years, Delaware has encouraged incorporation in that state by adopting modern, comprehensive and flexible corporate laws, and it periodically updates and revises them to meet changing business needs. The Delaware General Corporation Law (the "DGCL") is considered a sophisticated statute, highly conducive to business. That is why many corporations choose Delaware initially as their place of incorporation, and why many others have reincorporated in Delaware by means of transactions like the one now proposed. Because of Delaware's policy of encouraging incorporation and its preeminence as the most popular state of incorporation for major corporations, the courts of Delaware have developed considerable expertise in dealing with corporate issues. As a result, Delaware's case law interpreting its corporate laws is more developed than that of any other state. This gives Delaware corporate law an extra measure of predictability that is useful and often crucial in our precedent-based judicial system.

       For the board and the management of a Delaware corporation, these features of Delaware law allow greater certainty in managing the corporation. The state's court system also provides for relatively prompt resolution of most corporate disputes. For example, Delaware has a specialized Court of Chancery which hears cases involving corporate law. The Court of Chancery has no jurisdiction over most other kinds of cases, and therefore its dockets are not as backlogged as many other states. In addition, the Supreme Court of Delaware hears and decides important corporate appeals rapidly.

       The Board of Directors of the Corporation considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it recommended the present proposal. The Board also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Corporation

CONTINUITY OF BUSINESS AND OTHER FACTORS.

       The Corporation has not carried on its business in New York (other than sales of products) since 1994 when it moved its principal place of business away from New York after its establishment there in 1977. PurchaseSoft will have its principal corporate offices in Eden Prairie, Minnesota at Greentree-New York's current address, and will appoint a registered agent to represent it in Delaware. Reincorporation in Delaware will not change the business plan, management, assets, liabilities, net worth, capitalization or employee benefit plans of the Corporation. Each of Greentree-New York's Common Shares will automatically become one share of the common stock of PurchaseSoft. Furthermore, each stock option or warrant that would be, or later becomes, exercisable for shares of the Corporation's Common Shares will automatically be, or later becomes, exercisable for the same number of shares of the common stock of PurchaseSoft on the same terms and conditions.


AUTHORIZED SHARES OF CAPITAL STOCK.

       After the reincorporation, the authorized capital stock of PurchaseSoft will consist of 15,000,000 shares of common stock, par value $.01 per share (see the section "Changes in Authorized Capital Stock" for additional discussion). PurchaseSoft will not issue any shares of common stock in connection with the reincorporation, other than the shares which the old shares will convert into.


CONVERSION OF SHARES.

       As soon as the reincorporation becomes effective, PurchaseSoft will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of Greentree-New York will become holders of the new shares of PurchaseSoft. Shares of Greentree-New York will automatically convert into shares of PurchaseSoft, on these terms:

-  The conversion will be on a one-for-one basis.

- Each share of the old Common Shares of Greentree-New York which is outstanding at the effective date will become one share of the new common stock, par value $.01 per share, of PurchaseSoft.

- Each share of the old Common Shares held in the treasury of Greentree-New York will become a share held in the treasury of PurchaseSoft.

       THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE, EACH GREENTREE-NEW YORK STOCK CERTIFICATE WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF PURCHASESOFT SHARES. THEREFORE, SHAREHOLDERS OF GREENTREE-NEW YORK NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW PURCHASESOFT STOCK CERTIFICATES. LIKEWISE, SHAREHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE CORPORATION, EITHER BEFORE OR AFTER THE EFFECTIVE DATE OF REINCORPORATION.

TRADING OF THE STOCK.

       After reincorporation, those who were formerly shareholders of Greentree-New York may continue to make sales or transfers using their Greentree-New York stock certificates. PurchaseSoft will issue new certificates representing shares of PurchaseSoft common stock for transfers occurring after the effective date. On request, PurchaseSoft will issue new certificates to anyone who holds Greentree-New York stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

       Shareholders whose shares of Greentree-New York were freely tradable before the reincorporation will own shares of PurchaseSoft which are freely tradable after reincorporation. Similarly, any

Shareholders holding securities with transfer restrictions before reincorporation will hold shares of PurchaseSoft which have the same transfer restrictions after reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold PurchaseSoft stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in Greentree-New York.

       After the reincorporation, PurchaseSoft will continue to be a publicly-held company. It will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that Greentree-New York has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

       The following is a brief summary of the principal federal income tax consequences of reincorporation under current law to holders of the Corporation's Common Shares. This summary is for general information only. It does not address potential legislative changes that may affect these consequences, and it does not address any state, local or foreign tax consequences of reincorporation. The Corporation has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service to the effect that the reincorporation is nontaxable.

       Neither the Corporation nor its shareholders will recognize any gain or loss by reason of the reincorporation. The tax basis of the shares of PurchaseSoft common stock received by a shareholder of Greentree-New York through the reincorporation will be the same as the tax basis of Greentree-New York Common Shares prior to reincorporation. A shareholder of Greentree-New York who holds the stock as a capital asset should include the period he or she has held the Common Shares in determining the holding period for his or her PurchaseSoft shares.

       SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS TO DISCUSS THEIR OWN TAX SITUATIONS AND ANY POTENTIAL CHANGES IN FEDERAL, STATE AND LOCAL LAWS AND OTHER APPLICABLE TAX MATTERS RELATING TO THE REINCORPORATION.

ABANDONMENT.

       The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Corporation in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval, if for any reason the Board determines that it is not advisable to proceed with the reincorporation, including considering the number of shares for which appraisal rights have been exercised and the cost to the Corporation thereof.

                 COMPARISON OF NEW YORK AND DELAWARE CORPORATE LAWS

       If Proposal 2 is approved by the holders of at least two-thirds of the Corporation's outstanding Common Shares, and if the Corporation reincorporates in Delaware as outlined above, then the shareholders of the Corporation will become stockholders of the new Delaware corporation, PurchaseSoft. There are differences between the Business Corporation Law of New York (the "BCL") and the General Corporation Law of Delaware (the "DGCL") which will affect the rights of Shareholders in certain respects. Some of these differences define the particular provisions a corporation may choose to put into its certificate of incorporation, commonly called the "charter," and other differences may not affect the Corporation.

       The following summary is not a substitute for direct reference to the statutes themselves or for professional interpretation of them.

       SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL LEGAL COUNSEL TO DISCUSS ANY MATTERS RELATING TO THEIR RIGHTS AS SHAREHOLDERS IN CONNECTION WITH THE REINCORPORATION.

AMENDMENT OF CHARTER.

       Both the BCL and the DGCL allow a board of directors to recommend a charter amendment for approval by shareholders, and a majority of the shares entitled to vote at a shareholders' meeting are normally enough to approve that amendment. Both laws require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

AMENDMENT OF BY-LAWS.

       The by-laws of Greentree-New York provide, as permitted by the BCL, that the Board of Directors may amend, adopt or repeal the Corporation's By-laws, subject to the rights of shareholders to alter, amend, or repeal those by-laws made by the Board of Directors. Under the DGCL, however, the board may amend, adopt or repeal by-laws only if permitted by the charter. The charter of PurchaseSoft will specifically permit amendment of the by-laws by the Board. Additionally, both the BCL and the DGCL allow stockholders to further amend or repeal by-laws adopted or amended by the board.

SPECIAL MEETINGS OF SHAREHOLDERS.

       Under both the BCL and the DGCL, the board of directors or anyone authorized in the charter or by-laws may call a special meeting of stockholders. Currently the By-laws of Greentree-New York allow the Chairman of the Board or the Chief Executive Officer and the President, the Board of Directors by a written request of a majority of the Board to call a special meeting. The By-laws further provide that upon written request to the Corporation by shareholders who hold greater than one-third of the outstanding shares, the Corporation shall call a special meeting. The provision in the by-laws of PurchaseSoft will be comparable.

CORPORATE ACTION WITHOUT SHAREHOLDERS' MEETING.

       The BCL and DGCL differ about whether corporate action can be taken by written consent and without a shareholders' meeting. Under the BCL, the holders of at least the minimum number of votes required to authorize such an action may take the action if the corporation's charter allows this, but otherwise the consent must be unanimous. The By-laws of Greentree-New York do not permit stockholder action by less than unanimous written consent. The DGCL, on the other hand, lets stockholders take action by the written consent of at least the minimum number of votes required to act at a shareholders' meeting, unless the charter forbids it. The PurchaseSoft charter will provide that shareholders may not take corporate action by written consent.

INSPECTION OF SHAREHOLDERS LIST.

       The BCL requires five days' written notice from a shareholder of record to inspect the list of record shareholders for any purpose reasonably related to the person's interest as a shareholder. Under the DGCL, any shareholder may inspect the shareholders list for any purpose reasonably related to the person's interest as a shareholder. In addition, for at least ten days prior to each shareholders meeting, a Delaware corporation must make available for examination a list of shareholders entitled to vote at the meeting.

VOTE REQUIRED FOR CERTAIN TRANSACTIONS.

       Until February 1998, the BCL required the holders of two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, however, a New York corporation may provide in its charter that the holders of a majority of the outstanding stock may approve such transactions. The Corporation has not adopted such a charter provision. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets without a special provision in the charter, unless the charter provides otherwise. Furthermore, in the case of a merger under the DGCL, stockholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if these three conditions are met:

- No amendment of the surviving corporation's charter is made by the merger agreement; and

- Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

- The merger results in no more than a 20% increase in its outstanding common stock.

       Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion of these below under the heading "Business Combinations with Interested Shareholders."

CLASSIFICATION OF DIRECTORS.

       Both laws permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. The BCL permits as many as four classes, the DGCL only three. The Corporation currently has one class of director and PurchaseSoft will also have only one.

NUMBER OF DIRECTORS.

       Under the BCL, the number of directors may be one or more, and any number may be fixed by the by-laws or by the action of the shareholders or of the board of directors under the specific provisions of the by-laws adopted by the shareholders, and if not so fixed the number of directors shall be one. The number of directors may be increased or decreased by amendment of the by-laws or by action of the shareholders or of the board of directors under the specific provisions of a by-law adopted by the shareholders, subject to certain limitations. Under the DGCL, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the by-laws or the charter, but if fixed in the charter, may be changed only by amendment of the charter. If the charter is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws. The By-laws of Greentree-New York fix the number of directors between three (3) and nine (9). The number of directors of the Corporation is currently fixed by the Board of Directors at five (5), and the number of directors of PurchaseSoft will also be fixed by the Board of Directors at five (5). While the Board of Directors has no current plans to change the number of directors, it may decide to do so in the future.

REMOVAL OF DIRECTORS.

       Under the BCL, directors may be removed by the shareholders for cause, or by either the shareholders or the directors if the charter so provides. Furthermore, if the charter or by-laws so provide, directors may be removed without cause by a vote of the shareholders. The Corporation's By-laws provide that directors may be removed with or without cause by a majority vote of the shareholders at a special meeting of the shareholders called for such purpose. Directors under the DGCL would generally be subject to removal with or without cause by a majority of the stockholders, unless the charter provides otherwise. The by-laws of PurchaseSoft will substantially conform to the current provisions governing removal of Greentree-New York directors.

LIMITATION OF DIRECTORS' LIABILITY.

       Both states permit the limitation of a director's personal liability while acting in his or her official capacity. Under the BCL, a director is not liable to the corporation or to its stockholders for monetary damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. The DGCL, on the other hand, requires a charter provision in order to limit a director's liability for breach of his or her fiduciary duty to the corporation. The Corporation's current charter limits liability of directors for any breach of duty to the extent permitted by the Section 402(b) of the BCL, and the charter of PurchaseSoft will likewise limit such liability to the fullest extent permitted by the DGCL.

       In some cases directors may be liable despite these limitations. Under the BCL, for example, a director is not immune from liability if he or she violates applicable statutes which expressly make directors liable. The DGCL forbids any limitation of liability if the director breached his or her duty of loyalty to the corporation or its shareholders, or if he or she failed to act in good faith, received an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by the DGCL.

INDEMNIFICATION OF DIRECTORS AND OFFICERS; AND INSURANCE.

       With some variations, both the BCL and the DGCL allow a corporation to "indemnify," that is, to make whole, any person who is or was a director, officer, employee or agent of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, both laws also allow the corporation to advance certain reasonable expenses the person will incur or to reimburse the person's expenses after he or she incurs them, even if liability is not actually proven. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

       Additionally, each of the two laws permits a corporation to purchase insurance for its directors, officers, employees and agents against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. The BCL, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage that he or she was not entitled to.

       However, neither the BCL nor the DGCL permits indemnification of a director, officer, employee or agent if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, if the corporation sues the person because of some act or omission, the corporation does not need to indemnify the person unless a court determines the person was not liable. Furthermore, the DGCL generally requires that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the corporation.

       If Proposal 2 is approved by the Corporation's Shareholders, the BCL indemnification provisions, and not the DGCL, will apply to acts and omissions that occurred before the effective date of the reincorporation.

LOANS AND GUARANTEES OF OBLIGATIONS FOR DIRECTORS.

       Under the BCL, the holders of a majority of the shares entitled to vote, excluding any shares of the director who is the proposed borrower, are required to approve any loans to, or guarantees of obligations of, a director. Under the DGCL, a board of directors may authorize loans or guarantees of indebtedness to employees and officers, including any employee or officer who is a director.

ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS AND EMPLOYEES.

       Under the BCL, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees must be approved by a majority of votes cast at a shareholders' meeting. The DGCL does not require stockholder approval of such transactions.

CONSIDERATION FOR SHARES.

       Under the BCL, stock certificates cannot be issued until full payment has been made, except for shares purchased under a stock option plan permitting installment payments. Under the DGCL, however, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the DGCL may pay an amount equal to or greater than the par value of such shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

DIVIDENDS AND REDEMPTION OF STOCK.

       Subject to its charter provisions, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus." The BCL defines surplus as the excess of net assets over stated capital, and allows the board to adjust stated capital. The DGCL, on the other hand, defines surplus as the excess of net assets over capital, and allows the board to adjust capital (for shares with par value, the capital need only equal the aggregate par value of such shares). If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock which has a preference on any distribution of assets.

       Both the BCL and the DGCL permit redemptions only when the corporation has outstanding shares of at least one class of voting stock which is not subject to the redemption.

APPRAISAL RIGHTS.

       Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in the merger or consolidation of a corporation or in the sale of all or substantially all its assets. The BCL also extends appraisal rights to an exchange of a corporation's shares.

       The BCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange. But in the case of shares not listed on an exchange, appraisal rights under the BCL allow any shareholder of a New York corporation, with various exceptions, to receive fair value for his or her shares in such transactions. Regardless of listing on an exchange, appraisal rights are available under the BCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures. See the discussion of appraisal rights under the section heading "Rights of Dissenting Shareholders."

       Similarly, under the DGCL, appraisal rights are not available to a shareholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's shareholders. But, regardless of listing on an exchange, a dissenting shareholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of the following:

- Shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation.

- Shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 shareholders of record after the merger or consolidation occurs.

- Cash instead of fractional shares of the surviving corporation or another corporation.

BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS.

       Provisions in both laws may help to prevent or delay changes of corporate control. In particular, both the BCL and the DGCL restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

       Under the BCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired his or her shares. An "interested shareholder" under the BCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under the BCL include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested stockholder of assets with an aggregate market value which either
(1) equals 10% or more of the corporation's consolidated assets or outstanding stock, or (2) represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers of stock with an aggregate market value of at least 5% in relation to the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

       After the five-year period referred to in the BCL, the law allows such business combinations if either the board of directors or a majority of the outstanding voting stock not owned by the interested shareholder have approved the business combination or the purchase of stock by the interested shareholder before the interested shareholder acquired his or her shares. Business combinations are also permitted when certain statutory "fair price" requirements are met.

       Section 203 of the DGCL generally prohibits an interested shareholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested shareholder. An "interested shareholder" under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

-      Mergers or consolidations.

- Sales, leases, exchanges or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation.

- Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested shareholder.

- Receipt by the interested shareholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.

- Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested shareholder.

       A Delaware corporation may choose not to have Section 203 of the DGCL apply. The Corporation has chosen, however, to accept the protections of
Section 203, and therefore the charter of PurchaseSoft will not waive those protections. Nevertheless, Section 203 will not apply in the following cases:

- If, before the shareholder became an interested shareholder, the board of directors approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder.

- If, after the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

- If, on or after the time the interested shareholder became an interested shareholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock which is not owned by the interested shareholder also ratified the business combination at a shareholders' meeting.

      MATERIAL CHANGES IN THE PURCHASESOFT CHARTER AND BY-LAWS FROM THE
                  GREENTREE-NEW YORK CHARTER AND BY-LAWS

       The PurchaseSoft charter and by-laws (in the forms attached as Appendices B and C, respectively, to this Proxy Statement) will be in effect and will govern the rights of stockholders in the event Proposal 2 is approved and the merger of Greentree-New York into PurchaseSoft takes place. The PurchaseSoft charter is substantially similar to the Greentree-New York Charter. Except for the provisions relating to corporate purpose, indemnification and limitation of liability, the ability to call special meetings of shareholders, and amending the by-laws, the differences between the two are primarily as a result of differences between the New York BCL and the DGCL as discussed above. Set forth below is a summary of the material changes in the PurchaseSoft charter and by-laws from the current Greentree-New York Charter and By-laws. The by-laws of PurchaseSoft and Greentree-New York are substantially similar except that the by-laws of PurchaseSoft reflect the DGCL and the provisions of the PurchaseSoft charter. The following summary does not purport to be a complete statement of such changes or of the PurchaseSoft charter and by-laws and is qualified in its entirety by reference to such charter and by-laws documents. Copies of the Charter and By-laws of Greentree-New York are available for inspection at the principal office of Greentree-New York and copies will be sent to shareholders upon request.

NAME OF CORPORATION.

       The Delaware corporation, the stock of which will be issued to shareholders in the Merger, will be named PurchaseSoft, Inc.

PURPOSE CLAUSE.

       The purpose clause in the PurchaseSoft charter will permit
PurchaseSoft "to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware."

       The current Greentree-New York Charter reflects the purpose for which the Corporation was formed in 1977 and includes certain provisions in which the Corporation in its present form is no longer engaged and does not include provisions reflecting the purposes in which the Corporation is currently engaged. Moreover, the Corporation may elect to pursue other activities in the future. By virtue of the change, the PurchaseSoft charter will contain a purpose clause that is in keeping with modern Delaware corporate charters and will afford PurchaseSoft flexibility in its corporate purposes and activities.

INDEMNIFICATION AND LIMITATION OF LIABILITY.

       The PurchaseSoft charter and by-laws provide for indemnification of directors and officers (including provisions authorizing the advancement of expenses incurred in connection with certain applicable proceedings) to the fullest extent permitted by the DGCL.

       Provisions relating to indemnification of directors and officers of Greentree-New York are included in Greentree-New York's By-laws rather than in the Greentree-New York Charter. Such provisions provide for indemnification of directors and officers to the fullest extent permitted by the BCL.

       The PurchaseSoft by-laws expressly authorize the corporation to purchase and maintain directors and officers liability insurance to insure against liabilities or losses incurred in such capacities whether or not the corporation would have the power to indemnify the individual under the DGCL. There is no similar provision in the Greentree-New York Charter or By-laws.

       Furthermore, the PurchaseSoft charter provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law. A similar provision in the Greentree-New York Charter provides directors shall not be liable to the extent permitted under Section 402(b) of the BCL. This provision in the PurchaseSoft charter is intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care by a director. As a result of the inclusion of such a provision, shareholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to shareholders in any particular situation, shareholders may not have an effective remedy against a director in connection with such conduct.

       In general, the purpose of the changes in the PurchaseSoft charter is to provide indemnification and exculpation provisions that are customary in modern charter documents of Delaware corporations (particularly in charter documents of major, public corporations that have incorporated in Delaware).

CHANGES IN AUTHORIZED CAPITAL STOCK.

       The Greentree-New York Charter authorizes the Corporation to issue "Fifteen Million (15,000,000) common shares, having a par value of $0.01 per share."

       The PurchaseSoft charter authorizes PurchaseSoft to issue Fifteen Million (15,000,000) common shares, having a par value of $0.01 per share.


       Paragraph 4 of the Greentree-New York Charter now provides that the Corporation has the authority to issue only one class of stock, consisting of 15,000,000 shares of Common Shares. The PurchaseSoft charter would also authorize 15,000,000 common shares, with no change in par value and no change in the voting powers, qualifications, rights and privileges of such common shares. All common shares will continue to be equal to each other with respect to voting rights, liquidation rights and dividend rights.



TIME FOR ANNUAL MEETING.

       The Greentree-New York By-laws provide that the annual meeting of the stockholders of PurchaseSoft shall be held at 4:00 p.m. on the third Tuesday of January of each year or on such other day as the Board of Directors may determine. The PurchaseSoft by-laws will require that annual meetings be held within the first six months of each fiscal year.

OTHER CHANGES TO REFLECT TECHNICAL DIFFERENCES BETWEEN DELAWARE LAW AND NEW YORK LAW.

       In addition to the changes described above, certain technical changes have been made in the PurchaseSoft charter and by-laws from the Greentree-New York Charter and By-laws to reflect differences between the DGCL and the BCL. Such technical changes include: designation of a registered office and registered agent in the State of Delaware; changes in the minimum and maximum number of days applicable for giving notice of meetings and for setting record dates; and changing references in the By-laws to place or to applicable law from New York to Delaware.

                         RIGHTS OF DISSENTING SHAREHOLDERS

       Section 910 of the BCL sets forth the rights of shareholders of the Corporation who object to the Merger which will take place if this Proposal 2 is approved. Any shareholder of the Corporation who does not vote in favor of the Proposal or who duly revokes his or her vote in favor of the transaction may, if the Merger is consummated, have the right to seek to obtain payment in cash of the fair value of his shares by strictly complying with the requirements of Section 623 of the New York BCL ("Section 623") .

       The dissenting shareholder must file with the Corporation before the taking of the vote on the Proposal a written objection including statement of election to dissent, such shareholder's name and residence address, the number and classes of shares of stock as to which dissent is made (which number may not be less than all of the shares as to which such shareholder has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated. Any such written objection should be addressed to: Greentree Software Inc., 7901 Flying Cloud Drive, Suite 200, Eden Prairie, MN 55344, Attention: Secretary.

       Within ten days after the vote of shareholders authorizing the Proposal, the Corporation must give written notice of such authorization to each such dissenting shareholder. Within twenty days after the giving of such notice, any shareholder to whom the Corporation failed to give notice of the Meeting who elects to dissent from the Merger must file with the Corporation a written notice of such election, stating such shareholder's name and residence address, the number and classes of shares of stock as to which dissent is made (which number may not be less than all of the shares as to which such shareholder has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated.

       At the time of filing the notice of election to dissent or within one month thereafter, dissenting shareholders must submit certificates representing the applicable shares to the Corporation or its transfer agent, American Stock Transfer & Trust Company, for notation thereon of the election to dissent, after which such certificates will be returned to the shareholder. Any shareholder who fails to submit his or her share certificates for such notation shall, at the option of the Corporation exercised by written notice to the shareholder within 45 days from the date of filing of the notice of election to dissent, lose such shareholder's appraisal rights unless a court, for good cause shown, shall otherwise direct.

       Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the shareholders, vote authorizing the Merger), the Corporation must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each shareholder who has filed such notice of election to pay for the shares at a specified price which the Corporation considers to be their fair value. If the Corporation and the dissenting shareholder are unable to agree as to such value, Section 623 provides for judicial determination of fair value. In the event of such a disagreement, a proceeding shall be commenced by the Corporation in the Supreme Court of the State of New York, County of New York, or by the dissenting shareholder if the Corporation fails to commence the proceeding within the time period required by Section 623 of the New York BCL. The Corporation intends to commence such a proceeding in the event of such a disagreement.

       A negative vote on the Proposal does not constitute a "written objection" filed by an objecting shareholder. Failure by a shareholder to vote against the Proposal will not, however, constitute a waiver of rights under Section 623 provided that a written objection has been properly filed and such shareholder has not voted in favor of the Proposal.

       The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section, a copy of which is attached in full as Appendix D. Each shareholder intending to exercise dissenter's rights should review Appendix D carefully and consult such shareholder's counsel for a more complete and definitive statement of the rights of a dissenting shareholder and the proper procedure to follow to exercise such rights.

       Because the Proposal does not involve any change in the nature of the Corporation's business but only involves technical corporate matters such as the Reincorporation, the Merger and the charter amendments described herein, management hopes that no shareholder will exercise a dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after shareholder approval, if for any reason the Board determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Corporation thereof.

VOTE REQUIRED FOR APPROVAL OF THE PROPOSAL

       Approval of the Proposal will require the affirmative vote of two-thirds of the outstanding shares of Greentree-New York Common Shares entitled to vote thereon at the Meeting. As of the record date for the Meeting, the current Directors and officers of the Corporation have the right to vote 4,231,238 shares, representing 52.69% of the outstanding Common Shares, and have advised the Corporation that their present intent is to vote in favor of the proposal to reincorporate in Delaware. Proxies solicited by the Board of Directors will be voted FOR the Proposal, unless shareholders specify otherwise.


THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE MERGER AGREEMENT TO EFFECT THE REINCORPORATION IN DELAWARE.

                                  PROPOSAL 3

     APPROVAL OF AN AMENDMENT TO THE CORPORATION'S 1997 STOCK OPTION PLAN

       On June 26, 1998, the Corporation's Board of Directors, subject to stockholder approval, adopted and approved an amendment to the Corporation's 1997 Stock Option Plan (the "1997 Plan") for the purpose of increasing the number of shares of Common Shares authorized for issuance under the 1997 Plan from 1,500,000 shares to 3,500,000 shares.

       The Board of Directors believes that an increase in the number of shares available for issuance under the 1997 Plan will enable the Corporation to meet industry norms and to continue to attract and retain key employees, officers and directors essential to the long-term success of the Corporation. By encouraging stock ownership by key employees, officers and directors of the Corporation and its subsidiaries, the Corporation is providing additional incentives for them to promote the success of the Corporation's business.

       The purposes of the 1997 Plan are to promote the interests of the Corporation and its stockholders by strengthening the Corporation's ability to attract, motivate, and retain key employees, directors, consultants and advisers of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Corporation to selected employees, directors, consultants and advisers of the Corporation upon whose judgment, initiative, and efforts the financial success and growth of the Corporation largely depend.

       The discussion below provides a summary description of certain provisions of the 1997 Plan, as amended, and a brief and general description of the incentive stock options and nonqualified stock options granted under the 1997 Plan.

       The 1997 Plan provides for grants of stock options intended to qualify for preferential tax treatment (the "Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options that do not qualify for such treatment. All employees of the Corporation are eligible for stock options under the 1997 Plan in amounts and at prices determined by the Compensation Committee, provided that, in the case of Incentive Stock Options, the price will not be less than 100% of the fair market value of the Common Shares on the date of grant, or not less than 110% of the fair market value of the Shares on the grant date if the optionee owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock.

       The 1997 Plan is administered by the Compensation Committee. The Compensation Committee has complete authority, subject to the limitations described herein, to interpret and enforce the 1997 Plan and to determine all rights with respect to participants under the 1997 Plan. The Board may, at any earlier time, amend, modify, suspend or terminate the 1997 Plan as it shall deem advisable, subject to the rights of holders of stock options or restricted stock subject thereto and to approval of the shareholders of the Corporation if required by applicable law or regulation. No stock options or restricted stock may be granted or sold under the 1997 Plan after March 17, 2007.

       Stock options may be granted under the 1997 Plan to key employees, directors, consultants, and advisers to the Corporation or any of its subsidiaries and others as the Compensation Committee may determine.

       The shares authorized for issuance under the 1997 Plan are shares of the Corporation's Common Shares, which may be newly issued shares or shares held in the treasury or acquired in the open market. Currently, the maximum number of shares of Common Shares which may be made available upon exercise of stock options granted under the 1997 Plan is 1,500,000 shares, subject to increase or decrease in the event of subsequent stock splits or other capital changes, including reorganizations or mergers. No person may in any calendar year be granted stock options under the 1997 Plan with respect to more than 250,000 shares of Common Shares, subject to adjustment in the event of capital changes.

       Incentive Stock Options granted under the 1997 Plan are not transferable except by will or the laws of descent and distribution and may be exercised during the life of the optionee only by the optionee. Nonstatutory stock options granted under the 1997 Plan are not transferable except by will or the laws of descent and distribution and except that nonstatutory stock options may be transferred if and to the extent authorized by the Compensation Committee.

       The following table sets forth information as of June 30, 1998 with respect to stock options which have been received since the 1997 Plan was adopted by the Corporation by (i) each of the Corporation's Chief Executive Officer and the other executive officers of the Corporation named in the Summary Compensation Table, (ii) all current executive officers of the Corporation as a group, (iii) all current directors of the Corporation as a group, (iv) all current directors of the Corporation, other than those who are executive officers, as a group, and (v) all employees of the Corporation, excluding executive officers, as a group since the 1997 Plan was adopted by the Corporation.


                    OPTION GRANTS UNDER 1997 PLAN
                                                                                      OPTIONS
NAME                                                                                  (SHARES)
----                                                                                  --------
Joseph Mooney . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  366,666
Jeffrey Pinkerton . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  304,166
Brad Markowitz  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95,833
All executive officers of the Corporation, as a group . . . . . . . . . . . . . . . .  670,832
All current directors of the Corporation, as a group. . . . . . . . . . . . . . . . .  766,665
All directors of the Corporation, excluding executive officers, as a group. . . . . .   95,833
All employees of the Corporation, excluding executive officers, as a group. . . . . .   53,993

       The affirmative vote of the holders of a majority of the shares of Common Shares voted on the issue at the Meeting, in person or by proxy, is required to ratify the adoption and approval by the Board of Directors of the amendment to the 1997 Plan. If the proposal to ratify the amendment to the 1997 Plan is not approved at the Meeting, the 1997 Plan, as previously adopted by the Board of Directors and ratified by the shareholders, will remain in full force and effect.

       THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 PLAN.

                                   PROPOSAL 4
      APPROVAL OF AN AMENDMENT TO INCREASE THE AUTHORIZED CAPITAL SHARES


     The current authorized capital stock of the Corporation consists of 15,000,000 shares of Common Stock, $.01 par value, of which 8,029,761 shares of Common Stock were issued and outstanding as of June 30, 1998. The Board of Directors, on June 26, 1998, adopted a resolution to increase the authorized number of shares of Common Shares from 15,000,000 to 25,000,000. The proposed increase requires an amendment to the Corporation's charter and, therefore, submission to the shareholders at the Annual Meeting. The proposed amendment does not change any other aspect of the Corporation's charter.


     Holders of Common Shares are entitled to one vote per share on all matters submitted to a vote of shareholders of the Corporation and to ratably receive dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor. Upon liquidation, dissolution or winding up of the Corporation, holders of Common Shares are entitled to share ratably in any assets available for distribution to shareholders after payment of all obligations of the Corporation.


     If the proposed amendment is approved, all or any part of the authorized but unissued shares of Common Shares may thereafter be issued without further approval from the shareholders, except as may be required by law or the policies of any stock exchange or stock market on which the shares of stock of the Corporation may be listed or quoted, for such purposes and on such terms as the Board of Directors may determine. Holders of the capital stock of the Corporation do not have any preemptive rights to subscribe for the purchase of any shares of Common Shares, which means that current shareholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership.


     The proposed amendment will not affect the rights of existing holders of Common Shares except to the extent that further issuances of Common Stock will reduce each existing shareholder's proportionate ownership.


     The Board of Directors has determined that it would be appropriate for the Corporation to increase the number of its authorized shares of Common Shares in order to have additional shares available for possible future acquisition or financing transactions and other issuances, or to satisfy requirements for additional reservations of shares by reason of future transactions which might require increased reservations. The Board of Directors believes that the complexity of customary financing, employment and acquisition transactions requires that the Directors be able to respond promptly and effectively to opportunities that involve the issuance of shares of Common Shares. For example, if the proposal is approved, the Corporation will have the flexibility to authorize stock splits and stock dividends and to enter into joint ventures and corporate financings involving the issuance of shares of Common Shares. The Corporation has no present plans, agreements, understandings or arrangements regarding transactions expected to require issuance of the additional shares of Common Shares that would be authorized by the proposed amendment.


     The flexibility of the Board of Directors to issue additional shares of stock could enhance the Board's ability to negotiate on behalf of shareholders in a takeover situation. Although it is not the purpose of the proposed amendment, the authorized but unissued shares of Common Shares also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Corporation. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding shares. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Corporation.

     If this Proposal 4 (Amendment to Increase the Authorized Capital Shares) is adopted by the Corporation's shareholders, this Proposal will become effective on either of (i) the date the merger contemplated by Proposal 2 (Reincorporation of the Corporation in Delaware) is effected if Proposal 2 is approved by the Corporation's shareholders, or (ii) on the date a certificate of amendment is filed to amend Greentree-New York's Certificate of Incorporation in New York, if Proposal 2 is not approved by the Corporation's shareholders.


     Approval of this Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding shares of the Corporation's Common Shares entitled for vote at the Annual Meeting.


     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE AMENDMENT TO INCREASE THE AUTHORIZED CAPITAL SHARES.

                               MISCELLANEOUS
ACCOUNTANTS

       On June 26, 1998, the Board of Directors of the Corporation authorized the Corporation to engage PricewaterhouseCoopers LLP ("PWC," formerly Price Waterhouse LLP) as the Corporation's independent public accountants for the fiscal year ending May 31, 1998, subject to the Chief Financial Officer of the Corporation confirming acceptance by PWC of such appointment.

       PWC has served as the Corporation's independent public accountants and auditors since May 15, 1997. KPMG was dismissed by the Board of Directors as of May 15, 1997. The Corporation's decision to employ PWC rather than KPMG was the result of the Corporation's decision to move its executive offices to Eden Prairie, Minnesota, upon the hiring of Mr. Mooney as Chief Executive Officer, and the fact that the Corporation wanted to utilize the services locally of a large independent public accounting firm which had particular expertise in the software industry.

       In each of the 1995 and 1996 fiscal years, KPMG in its report noted that, although the financial statements had been prepared assuming that the Corporation will continue as a going concern, the Corporation has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Such firm also stated that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

       There were no disagreements with KPMG, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to that firm's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The Corporation notes that, in connection with the fiscal year 1996 audit, certain matters concerning the Corporation's internal controls were brought to the Corporation's attention in a letter to the Board of Directors dated September 11, 1996. These concerns were discussed with the former accountant and addressed by the Board of Directors of the Corporation. All required adjustments were made in the Corporation's internal controls and financial statements in connection with the audit. KPMG's audit opinion was not qualified as to these matters and no disagreement existed between the Corporation and KPMG with respect to these issues. The Corporation has authorized KPMG to respond fully to the inquiries of PWC concerning the internal control issues raised in the Management letter.

       Neither the Corporation nor any person acting on its behalf, prior to the engagement of PWC, consulted PWC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Corporation's financial statements.

       The financial statements of the Corporation for the fiscal year ended May 31, 1998, have been audited by PWC. It is not expected that representatives of PWC will be present at the Meeting.

OTHER MATTERS

       The Board of Directors does not know of any other matters that may be presented at the Meeting, except for routine matters. If other business does properly come before the Meeting, however, the persons named on the accompanying proxy intend to vote on such matters in accordance with their best judgment.

2000 ANNUAL MEETING OF SHAREHOLDERS PROPOSALS

       In order for shareholder proposals to be presented at the Corporation's 2000 Annual Meeting of Shareholders (or special meeting in lieu thereof), such proposals must be received by the Secretary of the Corporation at the Corporation's principal office in Eden Prairie, Minnesota not later than August 31, 1999 for inclusion in the proxy statement for that meeting, subject to the applicable rules of the Securities and Exchange Commission. Delivery of such proposals should be by Certified Mail, Return Receipt Requested.

ANNUAL REPORT ON FORM 10-KSB

       The Corporation's Annual Report on Form 10-KSB (as amended and without exhibits for the fiscal year ended May 31, 1998) are being furnished to shareholders of record together with this Proxy Statement. Requests for additional copies should be directed to: Greentree Software, Inc., 7901 Flying Cloud Drive, Suite 200, Eden Prairie, Minnesota 55344, Attn: Philip
D. Wolf, Secretary.


August 24, 1998

                                                                     Appendix A


                            AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), made this _____ day of _____________ 1998, by and between Greentree Software, Inc., a New York corporation ("Greentree-New York"), and PurchaseSoft, Inc., a Delaware corporation and a wholly-owned subsidiary of Greentree-New York ("PurchaseSoft") (the two corporate parties hereto being sometimes collectively referred to as the "Constituent Corporations").

                                    WITNESSETH:

WHEREAS, the Boards of Directors of Greentree-New York and PurchaseSoft have determined that the proposed merger (the "Merger") of Greentree-New York with PurchaseSoft upon the terms hereinafter set forth is advisable and in the best interests of the shareholders of such corporations, and the Boards of Directors of Greentree-New York and PurchaseSoft have adopted and approved this Agreement and both such Boards of Directors have directed that this Agreement be submitted to the shareholders of Greentree-New York and PurchaseSoft for their approval; and

WHEREAS, the Merger is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986; and

WHEREAS, Greentree-New York and PurchaseSoft, as appropriate, intend to take all such action as may be necessary or appropriate as and when required by the provisions of this Agreement in order to consummate the Merger;

WHEREAS, the authorized capital stock of Greentree-New York consists solely of 15,000,000 shares of common stock, par value $.01 per share, of which _______________ shares are issued and outstanding as of the date hereof; and

WHEREAS, the authorized capital stock of PurchaseSoft consists solely of 15,000,000 shares of common stock, par value $.01 per share, of which ________________ shares are issued and outstanding as of the date hereof, all of which shares are owned by Greentree-New York;

NOW, THEREFORE, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided, as follows:

                                     ARTICLE I

                                      GENERAL

1.1 Agreement to Merge. The parties to this Agreement agree to effect the Merger herein provided for, subject to the terms and conditions set forth herein.

1.2 Effective Time of the Merger. The Merger shall be effective in accordance with the laws of the States of New York and Delaware. The date and time the Merger becomes effective is referred to as the "Effective Time of the Merger."

1.3 Surviving Corporation. At the Effective Time of the Merger, Greentree-New York shall be merged with and into PurchaseSoft, and PurchaseSoft shall be the surviving corporation, governed by the laws of the State of Delaware (hereinafter sometimes called the 'Surviving Corporation"). The name of the Surviving Corporation will be PurchaseSoft, Inc.

1.4 Certificate of Incorporation and Bylaws. At the Effective Time of the Merger, the Certificate of Incorporation and Bylaws of PurchaseSoft in effect immediately prior to the Effective Time of the Merger shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation, subject always to the right of the Surviving Corporation to amend its Certificate of Incorporation and Bylaws in accordance with the laws of the State of Delaware and the provisions of the Certificate of Incorporation.

1.5 Directors. The directors of Greentree-New York in office at the Effective Time of the Merger shall be and constitute the directors of the Surviving Corporation, each holding the same directorship in the Surviving Corporation as he or she held in Greentree-New York for the terms elected and/or until their respective successors shall be elected or appointed and qualified.

1.6 Officers. The officers of Greentree-New York in office at the Effective Time of the Merger shall be and constitute the officers of the Surviving Corporation, each holding the same office in the Surviving Corporation as he or she held in Greentree-New York for the terms elected and/or until their respective successors shall be elected or appointed and qualified.

1.7 Effect of the Merger. On and after the Effective Time of the Merger, the separate existence of Greentree-New York and PurchaseSoft shall cease and the Surviving Corporation shall succeed, without further action, to all the properties and assets of Greentree-New York and PurchaseSoft of every kind, nature and description and to Greentree-New York's and PurchaseSoft's business as a going concern. The Surviving Corporation shall also succeed to all rights, title and interests to all real estate and other property owned by Greentree-New York or PurchaseSoft without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens thereon. All liabilities and obligations of Greentree-New York or PurchaseSoft shall become the liabilities and obligations of the Surviving Corporation, and any proceedings pending against Greentree-New York or PurchaseSoft will be continued as if the Merger had not occurred.

1.8 Further Assurances. Greentree-New York hereby agrees that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action and give such assurances as the Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting of any property, right, privilege or franchise or to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, immunities, franchises and interests referred to in this Article I and otherwise to carry out the intent and purposes thereof.

                                     ARTICLE II

                   CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS

2.1 Greentree-New York Capital Stock. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of Greentree-New York, PurchaseSoft or the holders of any of the common stock ("Greentree-New York Common Stock") of Greentree-New York: (i) each issued and outstanding share of Greentree-New York Common Stock, including any rights attached thereto, and each share of Common Stock of Greentree-New York, including any rights attached thereto, held in the treasury of Greentree-New York, shall be converted into one share of PurchaseSoft Common Stock with such similar rights attached thereto.

2.2 PurchaseSoft Capital Stock. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of Greentree-New York, PurchaseSoft or the holders of any of the common stock ("PurchaseSoft Common Stock") of PurchaseSoft, each issued and outstanding share of PurchaseSoft Common Stock shall be canceled.

                                    ARTICLE III

                             TERMINATION AND AMENDMENT

3.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time of the Merger, whether before or after action thereon by the shareholders of the Constituent corporations, by the mutual written consent of the Boards of Directors of Greentree-New York and PurchaseSoft.

3.2 Consequences of Termination. In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 3.1 hereof, this Agreement shall be of no further force or effect.

3.3 Modification, Amendment, Etc. Any of the terms or conditions of this Agreement may be waived at any time, whether before or after action thereon by the shareholders of the Constituent Corporations, by the party entitled to the benefits thereof, and this Agreement may be modified or amended at any time, whether before or after action thereon by the shareholders of the Constituent Corporations, to the full extent permitted by the corporate laws of the States of New York and Delaware. Any waiver, modification or amendment shall be effective only if reduced to writing and executed by the duly authorized representatives of the Constituent Corporations.

                                     ARTICLE IV

                                   MISCELLANEOUS

4.1 Expenses. The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger herein provided for.

4.2 Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

4.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original instrument, and all such counterparts together shall constitute only one original.

4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by an officer duly authorized thereunto as of the date first above written.


                                                   GREENTREE SOFTWARE, INC.,
                                                         a New York corporation


                                                   By: _________________________
                                                         Joseph D. Mooney,
                                                         Chairman and
                                                         Chief Executive Officer

                                                   PURCHASESOFT, INC.,
                                                         a Delaware corporation


                                                   By: _________________________
                                                         Joseph D. Mooney,
                                                         Chairman and
                                                         Chief Executive Officer

                                                                    Appendix B

                            CERTIFICATE OF INCORPORATION
                                         OF
                                 PURCHASESOFT, INC.


       FIRST.  The name of the Corporation is PURCHASESOFT, INC.

       SECOND. The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.

       THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

       FOURTH. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 15,000,000, consisting solely of:


       15,000,000 shares of common stock, $.01 par value per share ("Common Stock").

       The following is a statement of the powers, designations, preferences, privileges, and relative, participating, optional, and other special rights of the Common Stock:

       1.     COMMON STOCK

       1.1. INCREASE OR DECREASE IN AUTHORIZED NUMBER. The number of authorized shares of Common Stock may be increased or decreased (but not below the combined number of shares thereof then outstanding) by the affirmative vote of the holders of the majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

       1.2. VOTING RIGHTS. Except as otherwise required by law, the holders of Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Corporation for vote, consent or approval, and each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder.

       1.3. DIVIDEND, LIQUIDATION AND OTHER RIGHTS. Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have all other rights of stockholders, including, without limitation, (a) the right to receive dividends, when and as declared by the Board of Directors, out of assets lawfully available therefor, and (b) in the event of any distribution of assets upon a liquidation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after the payment to the holders of any other class or series of stock ranking senior to the Common Stock upon liquidation of the specific preferential amounts which they are entitled to receive upon such liquidation.

       FIFTH. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for defining and regulating the powers of the Corporation and its directors and stockholders and are in furtherance and not in limitation of the powers conferred upon the Corporation by statute:

              (a) At each annual meeting of stockholders, nominees will stand for election for one-year terms to succeed those directors whose terms are to expire as of such meeting. Notwithstanding anything expressed or implied to the contrary in the foregoing provisions of this Article FIFTH, each director shall continue to serve as such until the expiration of his term as set forth above in this paragraph (a) and his successor is duly elected and qualified or until his or her earlier death, incapacity, resignation or removal. Any director serving as such pursuant to this paragraph (a) of Article FIFTH may be removed only for cause and only by the vote of the holders of a majority of the shares of the Corporation's stock entitled to vote for the election of directors.

              (b)    The Board of Directors shall have the power and authority:
       (1) to adopt, amend or repeal any or all of the By-Laws of the Corporation, subject only to such limitations, if any, as may be from time to time imposed by other provisions of this Certificate of Incorporation, by law, or by the By-Laws; and (2) to the full extent permitted or not prohibited by law, and without the consent of or other action by the stockholders, to authorize or create mortgage, pledges or other liens or encumbrances upon any or all of the assets, real, personal or mixed, and franchises of the Corporation, including after-acquired property, and to exercise all of the powers of the Corporation in connection therewith.

              (c) Except as the Delaware General Corporation Law may otherwise require with respect to the filling of vacancies or new directorships in the Board of Directors, any vacancies or new directorships in the Board of Directors, including unfilled vacancies or new directorships resulting from the removal of directors with cause or from any increase in the number of directors, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

              (d)    Directors need not be stockholders of the Corporation.

       SIXTH. No director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability; PROVIDED, HOWEVER, that, to the extent required from time to time by applicable law, this Article SIXTH shall not eliminate or limit the liability of a director, to the extent such liability is provided by applicable law, (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transactions from which the director derived an improper personal benefit.
No amendment to or repeal of this Article SIXTH shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

       SEVENTH. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, by reason of being or having been a director or officer of the Corporation or serving or having served at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action or failure to act in an official capacity as a director, trustee, officer, employee or agent or in any other capacity while serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith, as further provided in the By-Laws.

       EIGHTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class or series of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 391 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class or series of stockholders of the Corporation, as the case may be, to be summoned in such a manner as the said court directs. If a majority of the number representing three-fourths (3/4ths) in value of the creditors or class of creditors, and/or of the stockholders or class or series of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all creditors or class of creditors, and/or stockholders or class or series of stockholders of the Corporation, as the case may be, and also on the Corporation.

       NINTH. The Board of Directors, when considering a tender offer or merger or acquisition proposal, may take into account factors in addition to potential short-term economic benefits to stockholders of the Corporation, including without limitation (A) comparison of the proposed consideration to be received by stockholders in relation to the then current market price of the Corporation's capital stock, the estimated current value of the Corporation in a freely negotiated transaction, and the estimated future value of the Corporation as an independent entity and (B) the impact of such a transaction on the employees, suppliers, and customers of the Corporation and its effect on the communities in which the Corporation operates.

       TENTH. Any action required or permitted to be taken by the stockholders of the Corporation may be taken only at a duly called annual or special meeting of the stockholders, and not by written consent in lieu of such a meeting. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors, the President, or a majority of the total number of directors which the Corporation would have if there were no vacancies.

       ELEVENTH. The affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding voting stock of the Corporation (in addition to any separate class vote that may in the future be required pursuant to the terms of any outstanding preferred stock) shall be required
(i) to amend or repeal the provisions of Articles FOURTH (to the extent such provisions relate to the authority of the Board of Directors to issue shares of Preferred Stock in one or more series, the terms of which may be determined by the Board of Directors), FIFTH, SEVENTH, NINTH, TENTH or ELEVENTH of the Corporation's Certificate of Incorporation, as amended from time to time, (ii) to amend, adopt or repeal the Corporation's By-Laws (PROVIDED, HOWEVER, that the provisions of this Article ELEVENTH shall in no way limit the power or authority of the Board of Directors to amend, adopt or repeal By-Laws), or (iii) to reduce the number of authorized shares of Common Stock.

       TWELFTH. The name and mailing address of the sole incorporator is as follows:


              NAME                        MAILING ADDRESS
              ----                        ---------------

       Douglas E. Onsi, Esq.             c/o    Bingham Dana LLP
                                                150 Federal Street
                                                Boston, Massachusetts  02110


                    [Remainder of page intentionally left blank]

       THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purposes of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts stated herein are true, and accordingly have hereunto set my hand this _____ day of __________, 1998.

                                          ___________________________________
                                                 Douglas E. Onsi, Esq.



                                        - -

                                                                    Appendix C




                                      BY-LAWS OF
                                  PURCHASESOFT, INC.

ARTICLE I. - GENERAL.

1.1. OFFICES. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

1.2. SEAL. The seal of the Corporation shall be in the form of a circle and shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware".

1.3. FISCAL YEAR. The fiscal year of the Corporation shall be the period from June 1 through May 31.

ARTICLE II. - STOCKHOLDERS.

2.1. PLACE OF MEETINGS. All meetings of the stockholders shall be held at the office of the Corporation except such meetings as the Board of Directors expressly determine shall be held elsewhere, in which case meetings may be held upon notice as hereinafter provided at such other place or places within or without the State of Minnesota as the Board of Directors shall have determined and as shall be stated in such notice.

2.2. ANNUAL MEETING. The annual meeting of stockholders of the Corporation shall be held on such date and at such place and time, within the first six months of the Corporation's fiscal year, as may be fixed by resolution of the Board of Directors and stated in the notice of the meeting. At each annual meeting of stockholders, the stockholders entitled to vote shall elect such members of the Board of Directors as are standing for election at such meeting, and shall transact such other business as may properly be brought before the meeting. At the annual meeting any business may be transacted, irrespective of whether the notice calling such meeting shall have contained a reference thereto, except where notice is required by law, the Corporation's Certificate of Incorporation, as amended and in effect from time to time (the "Certificate of Incorporation"), or these By-Laws.

2.3. SPECIAL MEETING. Special meetings of stockholders for any purpose or purposes may only be called by the Chairman of the Board of Directors, the President, a majority of the total number of directors which the Corporation would have if there were no vacancies (the "Whole Board"), or by the Corporation at the written request of the stockholders holding greater than one-third of the outstanding shares. Only such business shall be conducted at a special meeting as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.

2.4. NOTICE OF MEETING. Written notice of any meeting of the stockholders stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

2.5.  NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.
                     (a) NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.5(a). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.5(a). The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.5(a), a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this
       Section 2.5(a).

                     (b) NOTICE OF BUSINESS. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.5(b), who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.5(b). For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a stockholder meeting except (i) in accordance with the procedures set forth in this Section 2.5(b) or (ii) with respect to nominations of persons for election as directors of the Corporation, in accordance with the provisions of Section 2.5(a) hereof. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the By-Laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.5(b), a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.

2.6. QUORUM AND ADJOURNMENT. At all meetings of the stockholders, the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum requisite for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws. The chairman of the meeting or a majority of the shares so represented may, whether or not there is such a quorum, adjourn the meeting from time to time without notice other than announcement at the meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting, at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted if the meeting had been held as originally called. The stockholders present at a duly called meeting at which quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.7. RIGHT TO VOTE; PROXIES. Each holder of a share or shares of capital stock of the Corporation having the right to vote at any meeting shall be entitled to one vote for each such share of stock held by him. Any stockholder entitled to vote at any meeting of stockholders may vote either in person or by proxy, but no proxy which is dated more than three years prior to the meeting at which it is offered shall confer the right to vote thereat unless the proxy provides that it shall be effective for a longer period. A proxy may be granted by a writing executed by the stockholder or his authorized officer, director, employee or agent or by transmission or authorization of transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, subject to the conditions set forth in
       Section 212 of the Delaware General Corporation Law, as it may be amended from time to time (the "Delaware GCL").

2.8. VOTING. At all meetings of stockholders, except as otherwise expressly provided for by statute, the Certificate of Incorporation or these By-Laws, (i) in all matters other than the election of directors, the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on such matter shall be the act of the stockholders and (ii) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Except as otherwise expressly provided by law, the Certificate of Incorporation or these By-Laws, at all meetings of stockholders the voting shall be by ballot, each of which shall state the name of the stockholder voting and the number of shares voted by him, and, if such ballot be cast by a proxy, it shall also state the name of the proxy. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

              2.8.1. INSPECTORS. The Board of Directors by resolutions shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meeting of stockholders and make a written report thereof.
       One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

2.9. STOCKHOLDERS' LIST. A complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each stockholder, and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary and filed either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, at least 10 days before such meeting, and shall at all times during the usual hours for business, and during the whole time of said election, be open to the examination of any stockholder for a purpose germane to the meeting.

2.10. NO STOCKHOLDER ACTION BY WRITTEN CONSENT. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

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                                     -5-

ARTICLE III. - DIRECTORS.

3.1. GENERAL POWERS. In addition to the powers and authority expressly conferred upon them by these By-Laws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

3.2. QUALIFICATIONS OF DIRECTORS. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware.

3.3.  NUMBER OF DIRECTORS; VACANCIES.
              (a) The number of directors of the Corporation shall be not less than three (3) nor more than nine (9), unless and until otherwise determined by a vote of a majority of the Board of Directors as herein provided. The size of the Board of Directors shall be fixed from time to time pursuant to a resolution adopted by a majority of the Whole Board of Directors or by the stockholders. The Board of Directors shall hold office until the annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Except as the Delaware GCL may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director, or by the stockholders.


3.4. RESIGNATION. Any director of this Corporation may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, at the time of receipt if no time is specified therein or at the time of acceptance if the effectiveness of such resignation is conditioned upon its acceptance. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.5. REMOVAL. Except as may otherwise be provided by the Delaware GCL or the Certificate of Incorporation, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

3.6. PLACE OF MEETINGS AND BOOKS. The Board of Directors may hold their meetings and keep the books of the Corporation outside the State of Delaware, at such places as they may from time to time determine.

3.7. EXECUTIVE COMMITTEE. There may be an executive committee of one or more directors designated by resolution passed by a majority of the Whole Board. The act of a majority of the members of such committee shall be the act of the committee. Said committee may meet at stated times or on notice to all by any of their own number, and shall have and may exercise those powers of the Board of Directors in the management of the business affairs of the Corporation as are provided by law and may authorize the seal of the Corporation to be affixed to all papers which may require it. Vacancies in the membership of the committee shall be filled by the Board of Directors at a regular meeting or at a special meeting called for that purpose.

3.8. OTHER COMMITTEES. The Board of Directors may also designate one or more committees in addition to the executive committee, by resolution or resolutions passed by a majority of the Whole Board; such committee or committees shall consist of one or more directors of the Corporation, and to the extent provided in the resolution or resolutions designating them, shall have and may exercise specific powers of the Board of Directors in the management of the business and affairs of the Corporation to the extent permitted by statute and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

3.9. POWERS DENIED TO COMMITTEES. Committees of the Board of Directors shall not, in any event, have any power or authority to amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares adopted by the Board of Directors as provided in
       Section 151(a) of the Delaware GCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution or to amend the By-Laws of the Corporation. Further, no committee of the Board of Directors shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware GCL, unless the resolution or resolutions designating such committee expressly so provides.

3.10. SUBSTITUTE COMMITTEE MEMBER. In the absence or on the disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member. Any committee shall keep regular minutes of its proceedings and report the same to the Board of Directors as may be required by the Board of Directors.

3.11. COMPENSATION OF DIRECTORS. The Board of Directors shall have the power to fix the compensation of directors and members of committees of the Board of Directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated annual fee (some or all of which may be paid in the form of capital stock of the Corporation) as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

3.12. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than this Section 3.12, immediately after, and at the same place as, the Annual Meeting of Stockholders. The Board of Directors may, by resolutions, provide the time and place for the holding of additional regular meetings without other notice than such resolution. Such regular meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board of Directors.

3.13. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, if any, or the President, on two (2) days notice to each director, or such shorter period of time before the meeting as will nonetheless be sufficient for the convenient assembly of the directors so notified; special meetings shall be called by the Secretary in like manner and on like notice, on the written request of two or more directors.

3.14. QUORUM. At all meetings of the Board of Directors, a majority of the total number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically permitted or provided by statute, or by the Certificate of Incorporation, or by these By-Laws. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at said meeting which shall be so adjourned.

3.15. TELEPHONIC PARTICIPATION IN MEETINGS. Members of the Board of Directors or any committee designated by such board may participate in a meeting of the Board of Directors or committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

3.16. ACTION BY CONSENT. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

ARTICLE IV. - OFFICERS.

4.1. SELECTION; STATUTORY OFFICERS. The officers of the Corporation shall be chosen by the Board of Directors. There shall be a President, a Secretary and a Treasurer, and there may be a Chairman of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers, as the Board of Directors may elect. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws otherwise provide.

4.2. TIME OF ELECTION. The officers above named shall be chosen by the Board of Directors at its first meeting after each annual meeting of stockholders. None of said officers need be a director.

4.3. ADDITIONAL OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

4.4. TERMS OF OFFICE. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the stockholders may be removed at any time by the affirmative vote of a majority of the stockholders. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

4.5. COMPENSATION OF OFFICERS. The Board of Directors (or a duly appointed committee of the Board of Directors) shall have power to fix the compensation of all officers of the Corporation.

4.6. CHAIRMAN OF THE BOARD. Unless the Board of Directors otherwise determines, the Chairman of the Board shall be the chief executive officer and head of the Corporation. The Chairman of the Board of Directors, if any, otherwise the President, if a director, or such other director as the Board may choose, shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation. In the absence of the President, or in the event of the President's inability or refusal to act, the Chairman of the Board shall perform the duties and exercise the powers of the President until such vacancy shall be filled in the manner prescribed by these By-Laws or by law. The Chairman of the Board shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors or these By-Laws.

4.7. PRESIDENT. Unless there is a Chairman of the Board, the President shall preside at all meetings of directors and stockholders. Under the supervision of the Board of Directors and of the executive committee, the President shall have the general control and management of its business and affairs, subject, however, to the right of the Board of Directors and of the executive committee to confer any specific power, except such as may be by statute exclusively conferred on the President, upon any other officer or officers of the Corporation. The President shall perform and do all acts and things incident to the position of President and such other duties as may be assigned to him from time to time by the Board of Directors or the executive committee.

4.8. VICE-PRESIDENTS. The Vice-Presidents shall perform such of the duties of the President on behalf of the Corporation as may be respectively assigned to them from time to time by the Board of Directors or by the executive committee or by the President. The Board of Directors or the executive committee may designate one of the Vice-Presidents as the Executive Vice-President, and in the absence or inability of the President to act, such Executive Vice-President shall have and possess all of the powers and discharge all of the duties of the President, subject to the control of the Board of Directors and of the executive committee.

4.9. TREASURER. The Treasurer shall have the care and custody of all the funds and securities of the Corporation which may come into his hands as Treasurer, and the power and authority to endorse checks, drafts and other instruments for the payment of money for deposit or collection when necessary or proper and to deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors or the executive committee, or the officers or agents to whom the Board of Directors or the executive committee may delegate such authority, may designate, and he may endorse all commercial documents requiring endorsements for or on behalf of the Corporation. He may sign all receipts and vouchers for the payments made to the Corporation. He shall render an account of his transactions to the Board of Directors or to the executive committee as often as the Board of Directors or the committee shall require the same. He shall enter regularly in the books to be kept by him for that purpose full and adequate account of all moneys received and paid by him on account of the Corporation. He shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors and of the executive committee. He shall when requested, pursuant to vote of the Board of Directors or the executive committee, give a bond to the Corporation conditioned for the faithful performance of his duties, the expense of which bond shall be borne by the Corporation.

4.10. SECRETARY. The Secretary shall keep the minutes of all meetings of the Board of Directors and of the stockholders; and shall attend to the giving and serving of all notices of the Corporation. Except as otherwise ordered by the Board of Directors or the executive committee, the Secretary shall attest the seal of the Corporation upon all contracts and instruments executed under such seal and shall affix the seal of the Corporation thereto and to all certificates of shares of capital stock of the Corporation. The Secretary shall have charge of the stock certificate book, transfer book and stock ledger, and such other books and papers as the Board of Directors or the executive committee may direct. He shall, in general, perform all the duties of Secretary, subject to the control of the Board of Directors and of the executive committee.

4.11. ASSISTANT SECRETARY. The Assistant Secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

4.12. ASSISTANT TREASURER. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

4.13. SUBORDINATE OFFICERS. The Board of Directors may select such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority, and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

4.14. REMOVAL. Any officer elected, or agent appointed, by the Board of Directors may be removed by the affirmative vote of a majority of the Whole Board whenever, in their judgment, the best interests of the Corporation would be served thereby. Any officer or agent appointed by the President may be removed by him whenever, in his judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

4.15. VACANCIES. A newly created elected office and a vacancy in any elected office because of death, resignation or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. Any vacancy in an office appointed by the President because of death, resignation, or removal may be filled by the President.

ARTICLE V. - STOCK.

5.1. STOCK. Each stockholder shall be entitled to a certificate or certificates of stock of the Corporation in such form as the Board of Directors may from time to time prescribe. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall certify the holder's name and number and class of shares and shall be signed by both of (i) either the President or a Vice-President, and (ii) any one of the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the corporate seal of the Corporation. If such certificate is countersigned (l) by a transfer agent other than the Corporation or its employee, or, (2) by a registrar other than the Corporation or its employee, the signature of the officers of the Corporation and the corporate seal may be facsimiles. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers of the Corporation.

5.2. FRACTIONAL SHARE INTERESTS. The Corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (i) arrange for the disposition of fractional interests by those entitled thereto, (ii) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (iii) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

5.3. TRANSFERS OF STOCK. Subject to any transfer restrictions then in force, the shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers or to such other person as the directors may designate by whom they shall be cancelled and new certificates shall thereupon be issued. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof save as expressly provided by the laws of Delaware.

5.4. RECORD DATE. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no such record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

5.5. TRANSFER AGENT AND REGISTRAR. The Board of Directors may appoint one or more transfer agents or transfer clerks and one or more registrars and may require all certificates of stock to bear the signature or signatures of any of them.

5.6.  DIVIDENDS.

              1. Power to Declare. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, in promissory notes or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and the laws of Delaware.

              2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

5.7. LOST, STOLEN OR DESTROYED CERTIFICATES. No certificates for shares of stock of the Corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of such evidence of the loss, theft or destruction and upon indemnification of the Corporation and its agents to such extent and in such manner as the Board of Directors may from time to time prescribe.

ARTICLE VI. - MISCELLANEOUS MANAGEMENT PROVISIONS.

6.1. CHECKS, DRAFTS AND NOTES. All checks, drafts or orders for the payment of money, and all notes and acceptances of the Corporation shall be signed by such officer or officers, agent or agents as the Board of Directors may designate.

6.2.  NOTICES.

              1. Notices to directors may, and notices to stockholders shall, be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram, telecopy or orally, by telephone or in person.

              2. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation of the Corporation or of these By-Laws, a written waiver of notice, signed by the person or persons entitled to said notice, whether before or after the time stated therein or the meeting or action to which such notice relates, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

6.3. CONFLICT OF INTEREST. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorized the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders of the Corporation entitled to vote thereon, and the contract or transaction as specifically approved in good faith by vote of such stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

6.4. VOTING OF SECURITIES OWNED BY THIS CORPORATION. Subject always to the specific directions of the Board of Directors, (i) any shares or other securities issued by any other corporation and owned or controlled by this Corporation may be voted in person at any meeting of security holders of such other corporation by the President of this Corporation if he is present at such meeting, or in his absence by the Treasurer of this Corporation if he is present at such meeting, and (ii) whenever, in the judgment of the President, it is desirable for this Corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this Corporation, such proxy or consent shall be executed in the name of this Corporation by the President, without the necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer, provided that if the President is unable to execute such proxy or consent by reason of sickness, absence from the United States or other similar cause, the Treasurer may execute such proxy or consent. Any person or persons designated in the manner above stated as the proxy or proxies of this Corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this Corporation the same as such shares or other securities might be voted by this Corporation.

6.5. INSPECTION OF BOOKS. The stockholders of the Corporation, by a majority vote at any meeting of stockholders duly called, or in case the stockholders shall fail to act, the Board of Directors shall have power from time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to inspection of stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or authorized by the Board of Directors or by a resolution of the stockholders.

ARTICLE VII. - INDEMNIFICATION.

7.1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of being or having been a director or officer of the Corporation or serving or having served at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "Indemnitee"), whether the basis of such proceeding is alleged action or failure to act in an official capacity as a director, trustee, officer, employee or agent or in any other capacity while serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto) (as used in this Article VII, the "Delaware Law"), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 7.2 hereof with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article VII shall be a contract right and shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such Proceeding in advance of its final disposition (an "Advancement of

       Expenses"); provided, however, that, if the Delaware Law so requires, an Advancement of Expenses incurred by an Indemnitee shall be made only upon delivery to the Corporation of an undertaking (an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this
       Article VII or otherwise.

7.2. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section 7.1 hereof is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the Delaware Law. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article VII or otherwise shall be on the Corporation.

7.3. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the Advancement of Expenses conferred in this Article 7 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

7.4. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article VII or under the Delaware Law.

7.5. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and Advancement of Expenses of directors and officers of the Corporation.

ARTICLE VIII. - AMENDMENTS.

8.1. AMENDMENTS. Subject always to any limitations imposed by the Corporation's Certificate of Incorporation, these By-Laws may be altered, amended, or repealed, or new By-Laws may be adopted, only by
       (i) the affirmative vote of the holders of at least three-quarters (75%) of the outstanding voting stock of the Corporation (in addition to any separate class vote that may be required pursuant to the terms of any then outstanding preferred stock of the Corporation), or (ii) by resolution of the Board of Directors duly adopted by not less than a majority of the directors then constituting the full Board of Directors.

                                                                    Appendix D


TEXT OF SECTION 623 OF THE NEW YORK BUSINESS CORPORATION LAW -- PROCEDURE TO
            ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT


       (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

       (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

       (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of Section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

       (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee of fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

       (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters' rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

       (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

       (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

       (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

              (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

              (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

              (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

              (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice laws and rules.

              (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

              (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

              (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph
       (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

              (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

       (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be canceled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

       (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

              (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

              (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

              (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days,

       (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

       (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

       (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations). (Last amended by L.1986, c. 117, Section 3.)

                           GREENTREE SOFTWARE, INC.
                      7901 Flying Cloud Drive, Suite 200
                        Eden Prairie, Minnesota  55344

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Philip D. Wolf as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common shares, $0.01 par value per share (the "Common Shares"), of Greentree Software, Inc. (the "Corporation") held of record by the undersigned on August 7, 1998, at the 1999 Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, September 17, 1998, or any postponement or adjournment thereof.

1.   To elect directors

          / /  FOR all nominees (except as marked to the contrary below)

          / /  WITHHOLD AUTHORITY for ALL nominees listed below

                    Brad I. Markowitz
                    Joseph D. Mooney
                    Jeffrey B. Pinkerton
                    J. Murray Logan
                    Donald S. LaGuardia

(Instruction: To WITHHOLD authority to vote for any individual, write the nominee's name in the space provided below.)

2. To approve the Merger Agreement and the reincorporation of the Corporation in Delaware.

              / /  FOR        / /  AGAINST        / /  ABSTAIN

3. To approve an increase in the maximum number of shares which may be made available upon exercise of stock options under the Corporation's 1997 Stock Option Plan from 1,500,000 to 3,500,000.

              / /  FOR        / /  AGAINST        / /  ABSTAIN

4. To approve an increase in the number of authorized shares of the Corporation from 15,000,000 to 25,000,000.

              / /  FOR        / /  AGAINST        / /  ABSTAIN



              -------------------------------------------------

          Account No.           No. of Shares             Proxy No.


       ----------------        ----------------         ----------------

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees for director and FOR the action described in each of the Items above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign.

     Dated
           ---------------------------------
     Signature
               -----------------------------
     Signature
               -----------------------------
                      (if held jointly)


                        ------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PAPER PROMPTLY USING THE ENCLOSED ENVELOPE.

                        ------------------------------